GAP INC. FISCAL 2017 TERI LIST-STOLL E X E C U T I V E V I C E P R E S I D E N T & C H I E F F I N A N C I A L O F F I C E R FOURTH QUARTER AND FISCAL YEAR EARNINGS RESULTS ART PECK P R E S I D E N T & C H I E F E X E C U T I V E O F F I C E R Exhibit 99.3

This conference call and webcast contain forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Forward-looking statements include statements identified as such in our March 1, 2018 press release. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements. Information regarding factors that could cause results to differ can be found in our March 1, 2018 earnings press release, our Annual Report on Form 10-K for the fiscal year ended January 28, 2017, and our subsequent filings with the U.S. Securities and Exchange Commission, all of which are available on gapinc.com. These forward-looking statements are based on information as of March 1, 2018. We assume no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. This presentation includes the non-GAAP measures adjusted net income, adjusted earnings per share, adjusted earnings per share growth excluding the year-over-year impacts of foreign exchange, adjusted gross profit, adjusted gross margin, adjusted operating expenses, adjusted operating expenses as a percent of net sales, adjusted operating income, adjusted operating income as a percent of net sales (operating margin), adjusted capital expenditures, and free cash flow. The description and reconciliation of these measures from GAAP is included in our March 1, 2018 earnings press release, which is available on gapinc.com. F O R W A R D L O O K I N G S T A T E M E N T S DISCLOSURE STATEMENT S E C R E G U L A T I O N G

GAP INC. BALANCED GROWTH GROW Value+ Active ACCELERATE ONLINE + MOBILE REDUCE SPECIALTY FOOTPRINT DRIVE PRODUCTIVITY GAINS THROUGH SCALE 2017 Accomplishments 2018 Priorities - Over $7B in sales at Old Navy with 6% comp sales growth - Strong topline growth at Athleta - High single digit growth in active and performance lifestyle businesses within Gap and Old Navy - Double Old Navy store openings - Continued focus on customer acquisition and brand awareness at Athleta - Leverage focused innovation center across Gap Inc. for continued advancements in proprietary fabrications - Exceeded $3B online sales goal by over $100m - Growth in active customer base - Launched native apps with an average 4.8 star rating - Capitalize online sales growth opportunity - Continue investing to encourage valuable cross-channel and cross- brand behavior - Continued focus on fleet rationalization and announced plans for the closure of about 200 stores - Complete goal of 200 store closures by end of the year

2017 HIGHLIGHTS: COMP SALES 2% 2% 1% 3% 5% -5% -3% -1% 0% 7% -6% -4% -2% 1% 3% 5% 7% Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 1 Year Comps 2 Year Comps Gap Inc. Comparable Sales 5 consecutive quarters of positive comparable sales

2017 HIGHLIGHTS: ONLINE SALES GROWTH 0% 15% 30% Q1 2016 Q4 2017 Gap Inc. Online Sales Growth Rate Acceleration in online sales growth with continued margin strength through 2017

2017 HIGHLIGHTS: ADJUSTED GROSS MARGIN Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Gap Inc. Year Over Year Adjusted Gross Margin Expansion 160 bps (1)(2) 270 bps 120 bps (2) 70 bps (1)(2) 60 bps (2) 310 bps (2) 6 consecutive quarters of adjusted gross margin expansion (1) Adjusted gross margin excludes $6 million in Q3 2015 and $6 million in Q4 2015 related to fiscal year 2015 strategic actions. (2) Adjusted gross margin excludes $15 million in Q2 2016, $7 million of credit, net, in Q3 2016, and $8 million of credit, net, in Q4 2016 related to fiscal year 2016 restructuring costs.

Q4’17: SG&A INVESTMENTS TO DRIVE RESULTS SG&A Item Business Result Store Payroll Talented store labor and customer experience helped drive improved sales across portfolio Marketing Positive traffic at Old Navy and Gap, improved traffic at BR Technology and Business Intelligence Strong online sales growth, increase in active customer base, highly-rated native mobile apps

2017 HIGHLIGHTS: U.S. STORES TRAFFIC Q1 Q2 Q3 Q4 FY 2017    + +    + +    + +    + + : Beat to industry traffic : Miss to industry traffic + : Positive traffic

Q4 REPORTED P&L SUMMARY Q4 2017 Q4 2016 YOY CHANGE NET SALES COMP $4,778 5% $4,429 2% +8% GROSS PROFIT % MERCHANDISE MARGIN B/(W) LY ROD % OF SALES B/(W) LY $1,759 36.8% +190bps +100bps $1,501 33.9% +50bps +60bps +17% +290bps OPERATING EXPENSES % $1,363 28.5% $1,200 27.1% +14% +140bps OPERATING INCOME % $396 8.3% $301 6.8% +32% +150bps NET INCOME DILUTED EPS $205 $0.52 $220 $0.55 (7%) (5%) IN MILLIONS

(1) The description and reconciliation of these measures from GAAP is included in our March 1, 2018 earnings press release, which is available on gapinc.com. (2) Excludes the net provisional impacts related to tax reform of $34 million. Q4 ADJUSTED P&L SUMMARY Q4 2017 Q4 2016 (ADJUSTED) YOY CHANGE (ADJUSTED) NET SALES COMP $4,778 5% $4,429 2% +8% GROSS PROFIT % MERCHANDISE MARGIN B/(W) LY ROD % OF SALES B/(W) LY $1,759 36.8% +180bps +130bps $1,493 (1) 33.7% (1) +40bps (1) +30bps (1) +18% +310bps OPERATING EXPENSES % $1,363 28.5% $1,176 (1) 26.6% (1) +16% +190bps OPERATING INCOME % $396 8.3% $317 (1) 7.2% (1) +25% + 110bps ADJUSTED NET INCOME ADJUSTED DILUTED EPS ADJ. EPS GROWTH EXCLUDING IMPACT OF FX $239 (2) $0.61 (2) $203 (1) $0.51 (1) +18% +20% +24% IN MILLIONS

2017: ADDITIONAL METRICS $731 million Fiscal 2017 capital expenditures $1.8 billion Fiscal 2017 ending cash and cash equivalents balance +9% Year end inventory growth including 3 ppt detriment of 53rd week and 2 ppt detriment of foreign exchange $676 million Year-to-date distributions to shareholders through share repurchases and dividends

KEY REVENUE RECOGNITION CHANGES EFFECTIVE 2018 REVENUE RECOGNITION IMPACT NET SALES COST OF GOODS SOLD OPERATING EXPENSES +$412m +$174m Our fiscal 2018 guidance reflects the adoption of new revenue recognition standards. This adoption is not expected to have a material impact to our earnings, but will change the classification of certain line items on our P&L. The most significant impacts relate to the recognition of credit card income and loyalty program income, illustrated below. Credit Card Income Pre Adoption: recognized as an offset to SG&A Post Adoption: recognized in net sales FY’17 Amount: $412 million Loyalty Program Income Pre Adoption: recognized as an offset to COGS Post Adoption: recognized in net sales FY’17 Amount: $174 million

KEY REVENUE RECOGNITION CHANGES EFFECTIVE 2018 Impacts of Revenue Recognition Changes: 2017 Illustration • Gross margin will increase $412 million, or 110 bps, due to the increase in net sales of $586 million ($412 million credit card income + $174 million loyalty program income) and the increase in COGS of $174 million of loyalty program income. • SG&A as a percent of sales will increase $412 million, or 150 bps, due to the credit card income reclass to net sales. • Operating margin will decrease 30 bps due to the higher net sales base ($412 million credit card income + $174 million loyalty program income)

FISCAL 2018 OUTLOOK Full Fiscal Year 2018 Reported Diluted Earnings per Share $2.55 - $2.70 Comp Sales Flat to up slightly Net Company-Operated Store Openings: About 25 Capital Expenditures About $800 million Effective Tax Rate About 26% (1) Share Repurchases About $400 million AS OF MARCH 1, 2018 (1) Subject to additional guidance on the Tax Cuts and Jobs Act of 2017.